                                  NEW IMAGE
                              INDUSTRIES, INC.

          NUMBER                                          SHARES


INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                            CUSIP 645639 10 5


THIS CERTIFIES THAT




IS THE RECORD HOLDER OF


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF

                          NEW IMAGE INDUSTRIES, INC.
transferabel only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
                            NEW IMAGE INDUSTRIES, INC.
                                 [CORPORATE SEAL]
                                  1990 DELAWARE

           /s/ Hal Orr                               /s/ Dewey F. Edmunds
            Treasurer                                       President

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
        (GLENDALE, CA)
         TRANSFER AGENT AND REGISTRAR

BY
                 AUTHORIZED SIGNATURE

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   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM -- as tenants in common   UNIF GIFT MIN ACT --        Custodian
TEN ENT -- as tenants by the entireties               --------         ---------
JT TEN  -- as joint tenants with right of              (Cust)           (Minor)
           survivorship and not as tenants                under Uniform Gifts
           in commmon                                        to Minors Act

                                                         -----------------------
                                                                (State)
                          UNIF TRF MIN ACT  --         Custodian (until age    )
                                               --------                     --
                                                (Cust)
                                                          under Uniform Transfer
                                                ---------      to Minors Act
                                                 (Minor)
                                                             -------------------
                                                                   (State)

   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                    ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
- - ---------------------------------------


- - ---------------------------------------


- - --------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
- - --------------------------------------------------------------------------
of theh common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
- - -----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------------


                              X ------------------------------------------------


                              X ------------------------------------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-16.